EXHIBIT 10.01
SAN HOLDINGS, INC.
FIRST AMENDMENT TO
HARRIS LOAN AUTHORIZATION AGREEMENT

Harris N.A.
Chicago, Illinois

Ladies and Gentlemen:

Reference is hereby made to that certain Harris Loan Authorization Agreement dated as of October 27, 2006 (the Harris Loan Authorization Agreement, as the same may be amended from time to time, being referred to herein as the “Loan Agreement”), between the undersigned, SAN Holdings, Inc., a Colorado corporation (the “Borrower”), and Harris N.A. (the “Bank”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Loan Agreement.

The Borrower has requested that the Bank, among other things, increase the available maximum amount of credit available to the Borrower under the Loan Agreement, and the Bank is willing to do so under the terms and conditions set forth in this agreement (herein, the “Amendment”).

SECTION 1.     AMENDMENT.

      Subject to the satisfaction of all of the conditions precedent set forth in Section 3 below, the Loan Agreement shall be and hereby is amended as follows:

1.1.    The Loan Agreement shall be amended by deleting the amount of “$1,500,000” appearing throughout the document and substituting therefor the amount “$3,000,000.”

1.2.    The Loan Agreement shall be amended by inserting the following paragraph therein as Section 14:

14.    Security. The Loans (both for principal and interest) and the Company’s other obligations under that certain Secured Demand Note dated as of March 13, 2007 (the“Secured Note”) shall be secured by certain property of Sun Capital Partners II, LP (“Sun II”) pursuant to that certain Cash Collateral Security Agreement, dated as of March 13, 2007 (as the same may be amended, modified, restated or supplemented from time to time, being herein referred to collectively as the “Security Agreement”), and Sun II shall at all times comply with the terms and conditions of the Security Agreement. The Bank shall have the right to call for additional security from Sun II satisfactory to the Bank should the value of the collateral decline.

SECTION 2.     SECURED NOTE.

In addition to that certain Demand Note payable to the order of the Bank dated as of October 27, 2006 in the principal amount of $1,500,000 (the “Previous Note”), the Borrower shall execute and deliver to the Bank a new secured demand note in the amount of $1,500,000, dated as of the date of its issuance and otherwise in the form of Exhibit A attached hereto (the “Secured Note”) which shall be given in addition to the Bank’s Previous Note and, together with the Previous Note, shall evidence the loans outstanding to the Bank. All references in the Loan Agreement to the “Note” shall be deemed references to the Previous Note together with the Secured Note, provided that (i) the Guaranty from Sun Capital Partners II, LP only guarantees obligations arising under the Previous Note and (ii) the Cash Collateral Security Agreement from Sun Capital Partners II, LP only secures obligations arising under the Secured Note.

SECTION 3.  CONDITIONS PRECEDENT.

    3.1.    The Borrower and the Bank shall have executed and delivered this Amendment.

    3.2.    The Borrower shall have executed and delivered to the Bank the New Note.

    3.3.    The Bank shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Bank or its counsel may reasonably request.

    3.4.    Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Bank and its counsel.

    3.5.    Sun Capital Partners II, LP shall have executed and delivered to the Bank its consent to this Amendment in the form set forth below and that certain Cash Collateral Security Agreement dated as of even date herewith.

SECTION 4.  REPRESENTATIONS.

In order to induce the Bank to execute and deliver this Amendment, the Borrower hereby represents to the Bank that as of the date hereof the representations and warranties set forth in the Loan Agreement are and shall be and remain true and correct and the Borrower is in compliance with the terms and conditions of the Loan Agreement.

SECTION 5.  MISCELLANEOUS.

    5.1.    Except as specifically amended herein, the Loan Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Loan Agreement, the Note, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Loan Agreement, any reference in any of such items to the Loan Agreement being sufficient to refer to the Loan Agreement as amended hereby.

    5.2.    This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

[SIGNATURE PAGE TO FOLLOW]

This First Amendment to Harris Loan Authorization Agreement is entered into as of this 13th day of March, 2007.

SAN HOLDINGS, INC.

By	/s/ Robert C. Ogden
Name Robert C. Ogden
Title CFO and Secretary

      Accepted and agreed to.

HARRIS N.A

By	/s/ Denise Sidelow
Name Denise Sidelow
Title Vice President

GUARANTOR’S ACKNOWLEDGEMENT AND CONSENT

The undersigned, Sun Capital Partners II, LP, heretofore executed and delivered to the Bank a Guaranty dated October 27, 2006 (as may be amended from time to time, the “Guaranty”). The undersigned hereby consents to the Amendment to the Loan Agreement as set forth above and confirms that the Guaranty and all of the undersigned’s obligations thereunder remain in full force and effect. The undersigned further agrees that the consent of the undersigned to any further amendments to the Loan Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty.

SUN CAPITAL PARTNERS II, LP

By:	Sun Capital Advisors II, LP
Its:	General Partner

By:	Sun Capital Partners, LLC
Its:	General Partner

By:	/s/ Mark J. Leder
Name: Mark J. Leder
Its: CO-CEO

EXHIBIT A

SECURED DEMAND NOTE

$1,500,000	March 13, 2007

ON DEMAND, for value received, the undersigned, SAN HOLDINGS, INC., a Colorado corporation, promises to pay to the order of HARRIS N.A. (the “Bank”) at its offices at 111 West Monroe Street, Chicago, Illinois, the principal sum of One Million Five Hundred Thousand Dollars ($1,500,000) or, if less, the amount outstanding hereunder, together with interest payable at the times and at the rates and in the manner set forth in the Harris Loan Authorization Agreement referred to below.

This Note evidences part of the borrowings by the undersigned under that certain Harris Loan Authorization Agreement dated as of October 27, 2006, between the undersigned and the Bank, as the same may be amended from time to time; and this Note and the holder hereof are entitled to all the benefits provided for under the Harris Loan Authorization Agreement, to which reference is hereby made for a statement thereof, excluding, however, the benefits of the Guaranty from Sun Capital Partners II LP. The undersigned hereby waives presentment and notice of dishonor. The undersigned agrees to pay to the holder hereof all court costs and other reasonable expenses, legal or otherwise, incurred or paid by such holder in connection with the collection of this Note. It is agreed that this Note and the rights and remedies of the holder hereof shall be construed in accordance with and governed by the laws of the State of Illinois.

The Loans (both for principal and interest) and the undersigned’s other obligations under this Note shall be secured by certain property of Sun Capital Partners II, LP pursuant to that certain Cash Collateral Security Agreement, dated of even date herewith (as the same may be amended, modified, restated or supplemented from time to time, being herein referred to collectively as the “Security Agreement”), and Sun Capital Partners II, LP shall at all times comply with the terms and conditions of the Security Agreement.

SAN HOLDINGS, INC.

By:
Name:
Its